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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) December 17, 2001


                             GENESEE & WYOMING INC.
                             ----------------------
               (Exact Name of Registrant as Specified in charter)
           Delaware                       0-20847               06-0984624
           --------                       -------               ----------
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)

                               66 Field Point Road
                          Greenwich, Connecticut 06830
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number: (203) 629-3722



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Item 5.  Other Events
         ------------

     On December 18, 2001, the Registrant announced by press release that the Registrant and certain selling stockholders (the "Selling Stockholders") entered into an Underwriting Agreement on December 17, 2001 (the "Underwriting Agreement") with Credit Suisse First Boston Corporation, ABN AMRO Rothschild LLC, Bear, Stearns & Co. Inc., Morgan Keegan & Company, Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, Inc., as representatives of the underwriters (the "Underwriters"), relating to the issuance and sale by the Registrant of 2,200,000 shares of its Class A Common Stock, par value $.01 per share (the " Class A Common Stock"), and the sale by the Selling Stockholders of 300,000 shares of the Registrant's Class A Common Stock. In addition, the Registrant may sell up to 375,000 additional shares of Class A Common Stock upon the exercise of an option granted to the Underwriters under the Underwriting Agreement to cover over-allotments.

     On November 14, 2001, the Registrant's Board of Directors approved an amendment to the Registrant's Restated Certificate of Incorporation increasing its authorized shares of Class A Common Stock to 30,000,000 and its authorized shares of Class B Common Stock, par value $.01 per share, to 5,000,000. On November 26, 2001, the Registrant filed a definitive information statement on Form 14C with the Securities and Exchange Commission disclosing its intent to file an amendment to its Restated Certificate of Incorporation, and on December 17, 2001, the Company filed such amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

     Exhibit Number                 Description
     --------------                 -----------

     1.1 Underwriting Agreement dated as of December 17, 2001 by and among the Registrant, the selling stockholders named therein and Credit Suisse First Boston Corporation, ABN AMRO Rothschild LLC, Bear, Stearns & Co. Inc., Morgan Keegan & Company, Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, Inc., as representatives of the underwriters

     3.1 Restated Certificate of Incorporation, as amended, including the Certificate of Designation of 4.0 % Senior Redeemable Convertible Preferred Stock, Series A

     99.1 Press Release dated December 18, 2001

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENESEE & WYOMING INC.



                                    By: /s/ Alan R. Harris
                                        ------------------------------
                                        Name: Alan R. Harris
                                        Title: Senior Vice President

Dated:  December 18, 2001



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                               INDEX TO EXHIBITS


  Exhibit Number                     Description
  --------------                     -----------

    1.1 Underwriting Agreement dated as of December 17, 2001 by and among the Registrant, the selling stockholders named therein and Credit Suisse First Boston Corporation, ABN AMRO Rothschild LLC, Bear, Stearns & Co. Inc., Morgan Keegan & Company, Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, Inc., as representatives of the underwriters

    3.1 Restated Certificate of Incorporation, as amended, including the Certificate of Designation of 4.0 % Senior Redeemable Convertible Preferred Stock, Series A

   99.1   Press Release dated December 18, 2001